Exhibit 10.2
Supplemental Agreement No. 12
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 3rd day of September, 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and
WHEREAS, Customer desires to add two (2) new Aircraft to the Purchase Agreement with delivery months as follows;

Delivery Month for
new Aircraft

[ * ]
[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S12 - 1

Supplemental Agreement 12 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 12.

2.	Customer and Boeing hereby acknowledge and confirm that two (2) new Aircraft with delivery months of [ * ] and [ * ] are hereby added to the Purchase Agreement and will be collectively called Block D Aircraft (Block D).

3.	[ * ]

4.	Table 1-D attached hereto is hereby added to the Purchase Agreement to incorporate the delivery dates and pricing of the Block D Aircraft.

5.	Exhibit A4 is hereby added to the Purchase Agreement to incorporate an updated Detail Specification and to reflect the Optional Features [ * ] for all Block D Aircraft.

6.	Customer and Boeing agree that the Block D Aircraft will be subject to and benefit from the same terms and conditions as the Aircraft except as set forth herein and in writing signed by the authorized representatives of the parties.

7.	Customer and Boeing agree that the Block D Aircraft will be treated exactly as Block B Aircraft except:
7.1	Delivery dates and pricing of Block D Aircraft will be determined by Table 1-D.

7.2	Letter Agreement FED-PA—LA-1001683 titled “Special Matters for Block D Aircraft” attached hereto is hereby added to the Purchase Agreement to reflect certain agreements between Customer and Boeing with respect to Block D Aircraft.

[ * ]
9.	As a result of adding the Block D Aircraft to the Purchase Agreement, [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S12 - 2

Supplemental Agreement 12 to
Purchase Agreement No. 3157
11.	Boeing’s offer to add the Block D Aircraft to the Purchase Agreement will expire on September 3, 2010, if not accepted by written notice by such date.
12.	This Supplemental Agreement shall not be effective unless and until, and the matters expressed herein are expressly conditioned upon, Customer receiving approval from the board of directors of Customer’s parent company, FedEx Corporation. Should such approval not be granted and confirmed in writing by Customer to Boeing by September 28, 2010, this Supplemental Agreement shall automatically terminate and be null and void in all respects, and neither party shall owe any obligation to the other party with respect to the matters expressed herein; provided, however, no such termination shall otherwise impact the parties’ rights and obligations existing under the Purchase Agreement prior to this Supplemental Agreement. For the sake of clarity, neither party shall be deemed to be in default hereunder for failing to have performed any obligation created under this Supplement Agreement, including without limitation any payment obligation, prior to the receipt by Boeing of the aforementioned written confirmation.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY	FEDERAL EXPRESS CORPORATION

By: /s/ RICHARD R. OCHS	By: /s/ PHILLIP C. BLUM

Its: Attorney-In-Fact	Its: VP, Aircraft Acquisitions & SAO

S12 - 3

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	5

1B	Block B Aircraft Information Table	4

1C	Block C Aircraft Information Table	11

1C1	Block C Aircraft Information Table (MSN [ * ])	11

1D	Block D Aircraft Information Table	12

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 12
BOEING PROPRIETARY

1

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R1	Special Matters for Block C Aircraft	11

FED-PA—LA-1001683	Special Matters for Block D Aircraft	12

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 12
BOEING PROPRIETARY

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

P.A. No. 3157	SA 12
BOEING PROPRIETARY

3

Table 1-D To
Purchase Agreement No. PA-03157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification:	D019W007FED7F-1 Rev B dated July 16, 2010
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	106.8
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	215.6

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Deposit per Aircraft:		[ * ]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Block D Aircraft
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED	Supplemental Agreement No. 12
Boeing Proprietary

Exhibit A4 to
Purchase Agreement No. 3157

BLOCK D AIRCRAFT CONFIGURATION
Dated September 3, 2010
relating to
BOEING MODEL 777-FREIGHTER BLOCK D AIRCRAFT
The Detail Specification for FedEx is Detail Specification D019W007FED7F-1, Rev B. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007 Rev D and as amended to incorporate the Options attached here to, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).
The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.
Supplemental Agreement No. 12

Exhibit A4 to Purchase Agreement No. 3157	BOEING PROPRIETARY

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Supplemental Agreement No. 12	BOEING PROPRIETARY

Exhibit A4 to Purchase Agreement No. 3157	BOEING PROPRIETARY

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Supplemental Agreement No. 12	BOEING PROPRIETARY

Exhibit A4 to Purchase Agreement No. 3157	BOEING PROPRIETARY

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*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental Agreement No. 12	BOEING PROPRIETARY

FED-PA-LA-1001683
Federal Express Corporation
3610 Hacks Cross
Memphis TN 38125

Subject:	Special Matters for Block D Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
[ * ]
7.	ADVANCE PAYMENT SETOFF RIGHTS
Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. No. 3157 (SA # 12)
BOEING PROPRIETARY

FED-PA—LA-1001683

9.	PUBLIC ANNOUNCEMENT
Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Block D Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.
Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity. Notwithstanding the above, Boeing acknowledges that Customer may disclose this Letter Agreement / and attachment(s) hereto to FedEx Corporation, its Board of Directors, and to Customer’s and FedEx Corporation’s professional advisors who are under a duty of confidentiality with respect thereto.
If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ RICHARD R. OCHS
Its: Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: September 3, 2010

FEDERAL EXPRESS CORPORATION

By:	/s/ PHILLIP C. BLUM
Its: VP, Aircraft Acquisitions & SAO
P.A. No. 3157 (SA # 12)
BOEING PROPRIETARY

Supplemental Agreement No. 14
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 25th of October 2010,by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer desires to re-schedule the delivery of one (1) Aircraft (Rescheduled Aircraft) as follows;

Serial	Current Delivery	Revised Delivery
Number	Month per SA # 8	Month
[ * ]	[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S14 - 1

Supplemental Agreement 14 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 14.
2.	Remove and replace, in its entirety, Table 1 to the Purchase Agreement with the revised Table 1 attached hereto to reflect changes relating to the Rescheduled Aircraft.
3.	Customer hereby acknowledges and confirms that [ * ].
4.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R1 is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R2.
5.	Boeing’s offer to re-schedule the Rescheduled Aircraft (MSN [ * ]) will expire on November 1, 2010.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

	Its: Attorney-In-Fact		Its: VP, Aircraft Acquisitions & SAO

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S14 - 2

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	14

1B	Block B Aircraft Information Table	4

1C	Block C Aircraft Information Table	13

1C1	Block C Aircraft Information Table (MSN [ * ])	11

1D	Block D Aircraft Information Table	12

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157		SA 14

BOEING PROPRIETARY

1

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA #4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R1	Special Matters for Block C Aircraft	11

FED-PA—LA-1001683	Special Matters for Block D Aircraft	12

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157		SA 14

BOEING PROPRIETARY

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

P.A. No. 3157		SA 14

BOEING PROPRIETARY

3

Table 1 to
Purchase Agreement No. 3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification:	D019W007FED7F-1, Rev B dated July 16, 2010
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	180.3
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	195.4

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Refundable Deposit/Aircraft at Proposal Accept:		[ * ]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate	Balance At
Delivery	Number of	Factor	Adv Payment Base	Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Aircraft
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Note:	Boeing and Customer acknowledge that letter 6-1162-RRO-1069 “Delivery Notice and Excusable Delay for Aircraft with Delivery Dates of [ * ] has been sent to Customer. [ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED	Supplemental Agreement No. 14
Boeing Proprietary

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
October 19, 2010
6-1162-RRO-1144R2
Federal Express Corporation
2955 Republican Drive
Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:	Supplemental Agreement No. 8, No. 13 and No. 14 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)
Dear Mr. Burkhart:
In consideration of the strong business relationship between Boeing and Customer, and Customer executing Supplemental Agreements No. 8, No. 13 and No. 14, Boeing has agreed to [ * ].

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Boeing Proprietary

6-1162-RRO-1144R2
October 19, 2010

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in anyway unless specifically agreed to in writing by Boeing.
Very truly yours,
THE BOEING COMPANY

By:	/s/ STUART C. ROSS
Its: Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: October 26, 2010
FEDERAL EXPRESS CORPORATION

By:	/s/ PHILLIP C. BLUM Its: VP, Aircraft Acquisitions & SAO
Boeing Proprietary

Attachment A to 6-1162-RRO-1144R2 October 19, 2010	Page 1 of 1
Federal Express
PA 3157
[ * ]

*
Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Boeing Proprietary

Supplemental Agreement No. 15
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 29th of October 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
W I T N E S S E T H:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer and Boeing desire to re-schedule the delivery of two (2) Aircraft (Rescheduled Aircraft) as follows;

Serial	Current Delivery	Revised Delivery
Number	Month per SA # 14	Month
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S15 - 1

Supplemental Agreement 15 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 15.
2.	Remove and replace, in its entirety, Table 1 to the Purchase Agreement with the revised Table 1 attached hereto to reflect changes relating to the Rescheduled Aircraft.
3.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1144R2 is hereby cancelled and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R3.
4.	Boeing’s offer to re-schedule the Rescheduled Aircraft will expire on November 1, 2010.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY			FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS		By:	/s/ PHILLIP C. BLUM

	Its:	Attorney-In-Fact		Its:	VP, Aircraft Acquisitions & SAO

S15 - 2

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15

1B	Block B Aircraft Information Table	4

1C	Block C Aircraft Information Table	13

1C1	Block C Aircraft Information Table (MSN [ * ])	11

1D	Block D Aircraft Information Table	12

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 15
BOEING PROPRIETARY

1

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R1	Special Matters for Block C Aircraft	11

FED-PA—LA-1001683	Special Matters for Block D Aircraft	12

6-1162-RRO-1144R3	[ * ]	15

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 15
BOEING PROPRIETARY

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

P.A. No. 3157	SA 15
BOEING PROPRIETARY

3

Table 1 to
Purchase Agreement No. 3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds	Detail Specification:	D019W007FED7F-1, Rev B dated July 16, 2010
Engine Model/Thrust:	GE90-110B1L	110100 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]
Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	180.3
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	195.4
Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Refundable Deposit/Aircraft at Proposal Accept:		[ * ]

				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation	Escalation Estimate	Balance At
Delivery	Number of	Factor	Adv Payment Base	Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	35%
Aircraft
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	2	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Note:	Boeing and Customer acknowledge that letter 6-1162-RRO-1069 “Delivery Notice and Excusable Delay for Aircraft with Delivery Dates of [ * ] has been sent to Customer.

[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED	Supplemental Agreement No. 15
Boeing Proprietary

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
October 26, 2010
6-1162-RRO-1144R3
Federal Express Corporation
2955 Republican Drive
Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:	Supplemental Agreement No. 8, No. 13, No. 14 and No. 15 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)
Dear Mr. Burkhart:
In consideration of the strong business relationship between Boeing and Customer, and Customer executing Supplemental Agreements No. 8, No. 13 No. 14 and No. 15, Boeing has agreed to [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PA 3157	6-1162-RRO-1144R3
[*] as related to SA # 8, SA # 13, SA # 14 and SA#15
BOEING PROPRIETARY

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in any way unless specifically agreed to in writing by Boeing.

Very truly yours,

THE BOEING COMPANY

By:	/s/ STUART C. ROSS

	Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: October 29, 2010

FEDERAL EXPRESS CORPORATION

By:	/s/ PHILLIP C. BLUM

	Its:	VP, Aircraft Acquisitions & SAO

PA 3157	6-1162-RRO-1144R3
[*] as related to SA # 8, SA # 13, SA # 14 and SA#15
BOEING PROPRIETARY

Attachment A to
LA 6-1162-RRO-1144R3
October 26, 2010
Federal Express
PA 3157
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.